                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 26, 2002



                              NEOWARE SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          000-21240                      23-2705700
----------------------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission File No.)  (IRS Employer Identification No.)
incorporation or organization)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

 (Registrant's telephone number including area code)   (610) 277-8300
                                                       --------------

Item 2.  Acquisition or Disposition of Assets.

         On April 2, 2002, Neoware Systems, Inc., a Delaware corporation ("Neoware"), filed a Current Report on Form 8-K to report Neoware's acquisition of the ThinSTAR thin client product line from Network Computing Devices, Inc., a Delaware corporation ("NCD"), in accordance with an Asset Purchase Agreement, dated March 22, 2002 between Neoware and NCD (the "Purchase Agreement"). The acquisition closed on March 26, 2002. Neoware stated, pursuant to Item 7 of the Report, that it would file the financial statements of the business acquired, as required by Item 7(a), and the pro forma financial information, as required by
Item 7(b), by amendment. This amendment is being filed to provide the required financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of Business Acquired.

         The following financial statements of the ThinSTAR thin client product line of NCD required pursuant to Article 3 of Regulation S-X are filed as
Exhibit 99.1 to this Form 8-K/A:

         (i)      Report of Independent Certified Public Accountants;

                  Audited Statements of Revenues and Expenses for the years ended December 31, 2001 and 2000;

                  Notes to Audited Financial Statements.

         (ii) Unaudited Statement of Revenues and Expenses for the three months ended March 31, 2002 and 2001;

                  Notes to Unaudited Financial Statements.

(b)      Pro Forma Financial Information.

                  The following unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Form 8-K.

         (i) Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the nine month period ended March 31, 2002 and notes thereto.

(c)      Exhibits.

         23.1     Consent of BDO Seidman, LLP

         99.1 Audited financial statements of the ThinSTAR thin client product line for the years ended December 31, 2001 and 2000.

         99.2 Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the nine month period ended March 31, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                            NEOWARE SYSTEMS, INC.


Dated:  June 3, 2002                        By: /S/ MICHAEL G. KANTROWITZ
                                                -------------------------

                                    EXHIBITS


Exhibit No.                Description
-----------                -----------

23.1              Consent of BDO Seidman, LLP

99.1 Audited Financial Statements of the ThinSTAR Product Line of Network Computing Devices, Inc. for the years ended December 31, 2001 and 2000 and Unaudited Financial Statements of the ThinSTAR Product Line of Network Computing Devices, Inc. for the three months ended March 31, 2002 and 2001.

99.2 Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2001 and for the nine month period ended March 31, 2002.